UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2020

Bakhu Holdings, Corp.

(Exact name of Company as specified in its charter)

Nevada	000-55862	26-0510649
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
One World Trade Center, Suite 130 Long Beach, CA 90831 (Address of Principal Executive Offices) (310) 891-1959 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report, should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”) regarding us and our business, financial condition, results of operations and prospects. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

ADDITIONAL INFORMATION

You are urged to read this Current Report carefully. This Current Report is not all-inclusive and does not contain all the information that you may desire in evaluating the Company. You must conduct and rely on your own evaluation of the Company, including the merits and risks involved in making a decision to invest in our stock. No representations or warranties of any kind are intended nor should any be inferred with respect to the economic viability of the Company or with respect to any benefits, which may accrue as a result of an investment in the Company. The Company does not in any way represent, guarantee or warrant an economic gain or profit with regard to our business. We do not in any way represent or warrant the advisability of investing in our stock. Any projections, forecasts, or other forward-looking statements or opinions contained in this Current Report constitute estimates by us based upon sources deemed to be reliable, but the accuracy of this information is not guaranteed nor should you consider the information all-inclusive.

As used in this Current Report and unless otherwise indicated, the terms “we,” “us,” “our,” the “Company,” and “Bakhu” refer to Bakhu Holdings Corp.

Item 1.01Entry into a Material Definitive Agreements.

Amendment to Amended and Restated License Agreement

On September 22, 2020, Cell Science Holdings Ltd., (“Cell Science”) and Bakhu Holdings Corp. (“Bakhu”), entered into an Amendment to the Amended and Restated Patent Technology License Agreement (the “Amendment”).  Cell Science and Bakhu are parties to that certain Patent and Technology License Agreement, dated December 20, 2018, which on December 31, 2019, was restated in its entirety by the Amended and Restated Patent and Technology License Agreement (the “Restated License”, and was further amended by the Amendment (collectively the “Amended Restated License Agreement”). Pursuant to the Amended Restated License Agreement, Cell Science is referred to as the Licensor and Bakhu is referred to as the Licensee.

Pursuant to the Amendment, the Restated License was revised and amended as follows:

1.Exhibit 1 attached to the Amendment entitled “Revised Laboratory Testing Requirements for Section 4.2” (“Efficacy Demonstration”) fully replaces and supersedes the Exhibit 1 attached to the Restated License.

2.Section 4.1 of the Restated License was amended to provide that 190,000,000 of the 210,000,000 shares of Bakhu Common Stock previously delivered to Cell Science by Bakhu shall remain subject to forfeiture (the “Contingent Shares”), and 20,000,000 shares will be free from possible forfeiture and be released to Cell Science (the “Released Shares”).

3.To clarify the criteria and procedure to be applied in the Efficacy Demonstration in determining the percentage of achievement against the Standard Results claim by the Inventor, which would be used to  calculate the number of Contingent Shares to be forfeited and delivered by Cell Science to Bakhu, as provided in Section 4.1 of the Amended Restated License Agreement, and the amount of the reduction to the one-time payment of U.S. $3.5 million, less an amount equal to all cash and expense advances to Cell Science representatives to the Science Team.

4.To provide that the one-time cash payment under the Amended Restated License Agreement, as adjusted, upon the final determination of the percent of achievement, will be paid pursuant to the promissory note to be executed by Bakhu in favor of Cell Science, in the form attached as Exhibit 2 to the Amendment.

5.To provide that concurrently with the execution of the Amendment, Cell Science will execute, have acknowledged, and deliver to Bakhu the Patent and Technology License in the form attached as Exhibit 3, to the Amendment, which will be held in trust by Bakhu.  Upon Bakhu’s delivery of the License Consideration as provided in the Amendment, Bakhu will record the form of Patent and Technology License in the form of Exhibit 3 attached to the Amendment.

6.To provide that upon payment of the License Consideration as provided in the Amendment, Bakhu will be deemed to have satisfied all representations, warranties, terms, covenants, and conditions required under the Amended Restated License Agreement to have been performed, satisfied, or met by Bakhu under the Amended Restated License Agreement. Thereafter, no right, remedy, cause of action, or claim for relief will be based thereon. No further misrepresentation, statement, warranty, act, failure to make any statement, action, or failure to act by Bakhu, including failure to fully and timely perform any term, covenant, or condition of the Note, including payment of all amounts due, will alter or affect in any way the right and license granted to Bakhu hereunder or the rights granted by Bakhu to sublicensees. Notwithstanding the foregoing, the Amended Restated License Agreement provides that if Bakhu is found in any final, non-appeal order by a court having jurisdiction in the premises, liable to Cell Science for any breach of or default under the Amended Restated License Agreement or any material misrepresentation or failure to state a material fact required to be stated in order to make any statement that is made not misleading, Cell Science’s remedy will be limited to substitution as sublicensor under any sublicense granted by Bakhu, subject to generally prevailing equitable principles and applicable rights and limitation under U.S. Bankruptcy Law

7.To provide that any breach of or default by Bakhu under Section 7 of the Restated License, “Patent Expenses and Prosecution”, will not alter, affect, or result in the forfeiture of the rights and license granted hereunder or any sublicense or similar rights granted by Bakhu in accordance with its rights and license.

The foregoing summary descriptions of the terms of the Amendment is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text such Amendment, attached as Exhibit 10.01 to this Current Report on Form 8-K.

Agreement, Assignment, Waiver and Estoppel

On September 22, 2020, Peter Whitton (“Whitton”), Mentone Ltd., a corporation organized under the laws of England and Wales (“Mentone”), Cell Science, and its stockholders Inter-M Traders FZ LLE (“Inter-M”), The OZ Corporation (“OZ”), and Mentone, along with Bakhu, entered into an Agreement, Assignment, Waiver and Estoppel (the “Estoppel Agreement”).  Pursuant to the Estoppel Agreement Whitton and Mentone acknowledged and confirmed their previous successive assignments of the Intellectual Property (as defined in the Estoppel) to Cell Science and waived any right of reversion or other claim to regain any right, title or interest in the Intellectual Property.  Additionally the parties ratified and acknowledged that Cell Science is the sole ownership of the Intellectual Property and confirmed the license by Cell Science, as Licensor of the Intellectual Property and the Bakhu Licensed Technology (as defined in the Estoppel), to Bakhu, as licensee, pursuant to the Amended Restated License Agreement.

The foregoing summary descriptions of the terms of the Estoppel Agreement is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text of the Estoppel Agreement, attached as Exhibit 10.02 to this Current Report on Form 8-K.

Indemnification Agreement

In order to protect its current officers and directors and to assure them of adequate protection supplemental to and in furtherance of the protection provided by the Articles of Incorporation, the Bylaws and the applicable Nevada law, on September 22, 2020, Bakhu entered into Indemnification Agreements with its directors, Thomas K. Emmitt, Peter Whitton, Aristotle Popolizio and Evripides Drakos, in the form attached as Exhibit 10.03 to this Current Report on Form 8-K.

Assignment and Assumption Agreement

OZ and Bus Dev Centre, Inc., a Nevada Corporation ("BDC") are parties to that certain Consulting Agreement dated August 15, 2018, as revised on August 17, 2018 (the "BDC Consulting Agreement") under which BDC provides advisory and consultancy services to OZ in furtherance of the Efficacy Demonstration on behalf of Bakhu, including without limitation services related to, the validation and commercialization of the licensed science, requirements for Bakhu to prepare a compliant sublicensing and business model, guidance for the compliant operations of a commercial facility by Bakhu, and general overview of prospective strategies in the Cannabis and CBD related industry.

Bakhu, OZ, and BDC have determined that the services provided by BDC to OZ have been, and will continue to be, in furtherance of the interest of Bakhu, and on September 22, 2020, Bakhu and OZ  and BDC entered an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) under which OZ  transferred and assigned to Bakhu, and Bakhu assumed all rights and obligations to BDC under the BDC Consulting Agreement, and  BDC will consents to such assignment and assumption of the BDC Consulting Agreement.

The foregoing summary descriptions of the terms of the Assignment and Assumption Agreement is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text of such agreement, attached as Exhibit 10.04 to this Current Report on Form 8-K.

Office Cost Sharing Agreement

On September 22, 2020, Bakhu and OZ entered into an Office Cost Sharing Agreement under which Bakhu agrees to share the office costs and expenses associated with the office space, equipment, telephone and internet service, utilities, answer services and support staff provided by OZ to Bakhu for a fixed amount of $34,000 per month.  Bakhu uses these facilities for Thomas K. Emmitt the President and CEO of Bakhu, Bakhu’s accounting staff, and Bus Dev Centre, Inc. and its principal, Donald Clark, who provides advisory and consulting services in furtherance of, among other things, the efficacy demonstration and Bakhu’s anticipated sublicensing efforts.

The foregoing summary descriptions of the terms of the Office Cost Sharing Agreement is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text of such agreement, attached as Exhibit 10.05 to this Current Report on Form 8-K.

Item 3.02 - Unregistered Sales of Equity Securities

On July 24, 2020, the Company issued 114,000 restricted shares of Common Stock to five accredited investors, for cash at a price of $2.50 per share for aggregate consideration of $285,000.  No underwriters were used. The shares were issued pursuant to an exemption from registration provided by Section 4(a)(2) and Regulation S of the Securities Act of 1933.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2020 the Board of Directors of Bakhu expanded its executive management team and appointed Aristotle Popolizio, a current director of the Company, as Vice President and Secretary.

Aristotle Popolizio – is the head of Investment Relations at Inter-M Traders Ltd., a family office equity investment fund, with offices in Cyprus and New York City. Mr. Popolizio leads a team in research, raising capital and the development of operational risk management plans, and ensures the company is appropriately and strategically positioned with analysts, investors, and all stakeholders.  Mr. Popolizio has a BS in Risk Management and a Minor in International Business from the Smeal college of The Pennsylvania State University. Mr. Popolizio provides advisory services in a wide variety of sectors, including pharmaceutical companies, bio-medical companies, CPA’s, attorneys, and government bodies.  Mr. Popolizio holds licenses with FINRA (series 7 and series 66) and NIPR (life insurance, accident and health insurance, property insurance, and casualty insurance).

Item 8.01  Other Events.

2020 Long-Term Incentive Plan

On September 22, 2020 the Board of Directors of Bakhu adopted the 2020 Long-Term Incentive Plan (the “2020 Plan”) to attract and retain the best available employees, directors, consultants, advisors and persons providing services to the Company.  Under the 2020 Plan, 20,000,000 shares of the Company’s common stock are reserved out of the authorized and unissued shares of Common Stock, for issuance pursuant to the exercise of options, and issuances of awards granted under the 2020 Plan.

The foregoing summary descriptions of the terms of the 2020 Plan is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text of the 2020 Plan, attached as Exhibit 10.06 to this Current Report on Form 8-K.

Grant of Options to Directors

On September 22, 2020, Bakhu granted to each of its directors, Thomas K. Emmitt, Peter Whitton, Aristole Popolizio and Evripides Drakos, a non-qualified stock option to purchase 300,000 shares of common stock at an exercise price of $2.50 per share, representing the current price at which Bakhu is offering and selling its restricted shares for cash in its capital raising efforts. Such Options shall be exercisable for a period of seven years.  Twenty percent (20%) (i.e. 60,000) of the options shall vest and be exercisable immediately with the remaining 240,000 options vesting at the rate of 1/12 (i.e. 20,000 shares) per month so that all options shall be fully vested and exercisable on the first anniversary of the Grant Date.

No underwriters were used. The securities were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933. The individuals receiving the options were all directors of the Company intimately acquainted with the Company’s business plan and proposed activities at the time of issuance, and possessed information on the Company necessary to make an informed investment decision.

Code of Ethics

On September 22, 2020, the Board of Directors of Bakhu in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, and principal accounting officer that is reasonably designed to deter wrongdoing and to promote:

•Honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest between personal and professional relationship;

•Full, fair, accurate, timely and understandable disclosure in SEC reports and in other public communications;

•Compliance with applicable governmental laws, rules and regulations;

•Prompt internal reporting of violations of the code of ethics to appropriate person or persons identified in the code of ethics; and

•Accountability for adherence to the code of ethics.

The foregoing summary descriptions of the Code of Ethics is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text the Code of Ethics, attached hereto as Exhibit 14.01 to this Current Report on Form 8-K.

Adoption of Audit Committee Charter

On September 22, 2020, the Board of Directors of Bakhu adopted a charter (the “Audit Committee Charter”) to govern the Audit Committee.  Until such time as the Company has appointed the requisite minimum number of independent directors, according to the rules of the principal market on which Bakhu’s shares are traded, the entire Board shall serve as the audit committee.

In addition to the enumerated responsibilities of the Audit Committee in the Audit Committee Charter, the primary function of the Audit Committee is to assist the Board in its general oversight of the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, performance and independence of the Company’s independent registered public accounting firm, the performance of the Company’s internal audit function or the design and implementation of the internal audit function and the Company’s system of disclosure controls and procedures, internal control over financial reporting and compliance with ethical standards adopted by the Company.

The foregoing summary descriptions of the Audit Committee Charter is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text the Audit Committee Charter, attached hereto as Exhibit 10.07 to this Current Report on Form 8-K.

Insider Trading and Confidentiality Policy

On September 22, 2020, the Board of Directors of Bakhu adopted an Insider Trading and Confidentiality Policy, deeming it prudent for the Company to have a written policy concerning transactions in the Company’s securities as well as the disclosure and protection of material, non-public information that applies to its directors, officers, employees, and consultants.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
10.1	Amendment to Amended and Restated License Agreement dated September 22, 2020(1)
10.2	Agreement, Assignment Waiver and Estoppel dated September 22, 2020(1)
10.3	Form of Indemnification Agreement(1)
10.4	Assignment and Assumption Agreement dated September 22, 2020(1)
10.5	Office Cost Sharing Agreement dated September 22, 2020(1)
10.6	Bakhu 2020 Long-Term Incentive Plan(1)
10.7	Audit Committee Charter(1)
14.01	Code of Ethics(1)

(1)  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS CORP.

Date: September 30, 2020	/S/ Thomas K Emmitt
By: Thomas K. Emmitt Its: President and Chief Executive Officer (Principal Executive Officer)